Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $4,081,264,762.75   $3,700,000,000.00
    Current Floating Allocation Pct.            52.44988941%        47.55011059%

   Total Adjusted Principal Collections   $1,507,684,281.18   $1,366,838,998.35

   Principal Default Amounts                          $0.00               $0.00
    As a Percentage of Collections               0.00000000%         0.00000000%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $3,931,408,252.72   $3,700,000,000.00
    New Floating Allocation Pct.                51.51615695%        48.48384305%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $35,957,834.59      $32,598,715.28
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $7,781,264,762.75
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $2,874,523,279.53
    Payment Rate                                                          36.94%
    Principal Collections                                     $2,628,225,094.33
    Principal Collection Adjustments                            $243,473,982.34
    Principal Collections for Status Dealer Accounts              $2,824,202.86

   Principal Default Amounts                                              $0.00
    As a Percentage of Collections                                   0.00000000%

   Aggregate New Principal Receivables                        $2,724,666,769.50

   Ending Principal Receivables                               $7,631,408,252.72
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $68,556,549.87
    Interest Collections                                         $68,531,342.70
    Interest Collections for Status Dealer Accounts                  $25,207.17
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                          10.57%

   Used Vehicle Principal Receivables Balance                    $85,531,537.76
                                                                           1.12%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                              $7,925,979.13
    Principal Collections                                         $2,824,202.86
    Principal Write Offs                                                  $0.00
    Interest Collections                                             $25,207.17
   Ending Balance                                                 $5,101,776.27

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $411,111,111.11
   Required Subordinated Amount                                 $411,111,111.11

   Required Participation  4.00%                                $148,000,000.00
   Required Participation and Subordinated Amount               $559,111,111.11

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $3,931,408,252.72
    Current Participation Percentage                                     703.15%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $1,543,642,115.77
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $1,543,642,115.77

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1992-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          12.85138124%

   Total Adjusted Principal collections                         $369,415,945.50
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,810,463.59

  Source and Use of Funds                                    1992-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,810,463.59
    Investment and Net Swap Proceeds                              $1,062,186.13
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $13,372,649.72

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.8750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,729,166.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,729,166.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,310,149.72

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1992-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $5,729,166.67
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-2
                                                             -------------------
   Certificates                                                 $700,000,000.00
    Current Floating Allocation Percentage                           8.99596687%

   Total Adjusted Principal collections                         $258,591,161.85
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,167,324.51

  Source and Use of Funds                                    1992-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,167,324.51
    Investment and Net Swap Proceeds                              $1,093,186.78
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                   $10,060,511.29

    Certificates Outstanding                                    $700,000,000.00
    Certificate Rate                                                     7.3750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,302,083.33
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,302,083.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $583,333.33
   Servicing Fees Paid                                              $583,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,375,094.63

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $77,777,777.78
   Required Subordinated Amount                                  $77,777,777.78

   Required Participation  4.00%                                 $28,000,000.00
   Required Participation and Subordinated Amount               $105,777,777.78

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $17,208,333.32
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-3
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          12.85138124%

   Total Adjusted Principal collections                         $369,415,945.50
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,810,463.59

  Source and Use of Funds                                    1992-3
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,810,463.59
    Investment and Net Swap Proceeds                                 $82,035.22
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,392,498.81

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.6250%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,687,500.00
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,687,500.00
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,371,665.48

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-3
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $18,750,000.00
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-3
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          12.85138124%

   Total Adjusted Principal collections                         $369,415,945.50
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,810,463.59

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,810,463.59
    Investment and Net Swap Proceeds                                 $15,311.13
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,325,774.72

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.4200%
    Days in Interest Period                                                  29
   Current Interest Due                                           $5,171,666.67
   Net Trust Swap Receipts not req. to be paid                      $489,375.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,682,291.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,310,149.72

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       02/06/95 08:11 am
 Investor Reporting System  v2.3     Monthly Statement            01/95 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $4,682,291.67
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $489,375.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000